UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2007

PARTNERS TRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware 001-31277 75-2993918
 (State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

233 Genesee Street, Utica, New York 13501
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (315)768-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 8.01 Other Events.

On November 21, 2007, Partners Trust Financial Group, Inc. (the "Company") announced that at a special meeting its stockholders voted to approve the previously announced Agreement and Plan of Merger by and among the Company, M&T Bank Corporation ("M&T") and its wholly owned subsidiary, MTB One, Inc., dated as of July 18, 2007, pursuant to which M&T will acquire the Company and its wholly owned subsidiary, Partners Trust Bank. Attached and incorporated herein by reference as Exhibit 99.1 is a press release announcing the results of the special meeting.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No. Description

99.1 Press Release dated November 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS TRUST FINANCIAL GROUP, INC.
(Registrant)

/s/ Amie Estrella

Amie Estrella

Senior Vice President, Chief Financial Officer and

Corporate Secretary

Date: November 23, 2007